Exhibit 10.38

                            PATENT SECURITY AGREEMENT

     THIS PATENT SECURITY AGREEMENT (the "Agreement") is entered into as of this 13th day of March, 2001 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the "Company"), and Jay Levy, a resident of New Jersey (the "Secured Party").

                                   WITNESSETH:

     WHEREAS, the Secured Party has agreed to loan the Company $300,000 contemporaneously with execution and delivery hereof (the "New Loan"); which New Loan is evidenced by a promissory note dated the date hereof (the "New Note") and

     WHEREAS, the Secured Party, in his sole and absolute discretion, may in the future make additional loans ("Future Loans") to the Company which loans shall be evidenced by promissory notes ("Future Notes"); and

     WHEREAS, in order to induce the Secured Party to make the New Loan and any Future Loans, the Company has agreed to grant the Secured Party a security interest in the Collateral (as hereinafter defined) to secure payment by the Company of the Obligations (as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following terms when used herein shall have the following definitions:

     1.1 "Collateral" shall mean (i) the United States patents identified on Exhibit A hereto, (ii) the United States patent applications identified on Exhibit A hereto and any and all patents that issue with respect thereto, (iii) all renewals thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (v) the right to sue for past, present and future infringements thereof, (vi) the goodwill of the Company's business related to the foregoing and in connection therewith, and
(vii) all of the Company's rights corresponding thereto throughout the world.

     1.2 "Event of Default" shall mean:

          (a) an "Event of Default" as defined in (i) the Restated Note, (ii) the July 30 Note or (iii) the August 5 Note;

          (b)  any occurrence specified in Section 3 of the New Note;

          (c)  any event of default specified in any Future Note; and

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          (d)  any material breach of any representation  made by the Company in
               Section 4 hereof.

     1.3 "Obligations" shall mean all indebtedness, obligations and liabilities of every kind and nature of the Company now or hereafter existing under or arising out of or in connection with the New Note, all Future Notes (if any), and this Agreement and all extensions, amendments or renewals hereof or thereof, whether for principal, premium, interest, or fees, and all or any portion of such indebtedness, obligations or liabilities that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise.

2. Grant of Security. As security for the due and punctual performance of the Obligations, the Company hereby grants to the Secured Party a security interest in the Collateral.

3. Release and Satisfaction. Upon the termination of this Agreement, the Secured Party shall promptly deliver to the Company upon request therefor and at the Company's expense, releases and satisfactions of all registrations of the security interests granted hereunder.

4. Representations and Warranties. The Company hereby represents and warrants to the Secured Party that, as of the date hereof:

     4.1. The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license agreement, dated as of July 15, 1997, between the Company and Warner-Lambert Company, pursuant to which the Company has licensed to Warner-Lambert Company the right to use United States patent No. 5,912,014.

     4.2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified to do business as a foreign corporation and in good standing in the State of New Jersey.

     4.3. The Company has full corporate power and authority to execute, deliver and perform this Agreement and has taken all requisite corporate action necessary for (i) the authorization, execution and delivery of this Agreement and (ii) the performance of all obligations of the Company hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, voidable preference, fraudulent conveyance and other similar laws affecting the rights or remedies of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or equity).

5. Further Actions. The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that the Secured Party reasonably may request in order to perfect the security interest granted hereby, including the execution, recording and filing of such recordation

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statements,  financing or continuation  statements,  or amendments thereto,  and such other instruments, documents or notices, as the Secured Party reasonably may request.

6. Covenants. During the term hereof, the Company shall:

     (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

     (b) pay all applicable maintenance fees and other statutory fees due and payable with respect to the Collateral;

     (c) take all actions reasonably necessary to defend the validity of the Collateral;

     (d) use its best efforts to maintain in full force and effect the Collateral;

     (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith;

     (f) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except (i) as permitted by this Agreement and
(ii) that the Company may dispose of Collateral that has become obsolete;

     (g) keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning all of the Collateral at its chief executive office or principal place of business; and

     (h) not enter into any agreement, including, without limitation, any license agreement, inconsistent with this Agreement without the Secured Party's prior written consent.

7. Secured Party May Perform. If the Company fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be reimbursed by the Company promptly.

8. Enforcement. Upon the occurrence of an Event of Default, the Secured Party shall have all the rights, privileges, powers and remedies of a secured party under the Uniform Commercial Code and all other applicable laws and such additional rights as are set forth herein. In addition to any other rights and remedies the Secured Party may have, the Secured Party may file and record with the United States Patent and Trademark Office an absolute assignment (as opposed to a collateral assignment) of the Collateral to the Secured Party. Upon such assignment, the Secured Party may sell, retain, or otherwise dispose of the Collateral in the same manner as any other property of the Company which constitutes security for the Obligations. In addition, the Company hereby irrevocably constitutes and appoints the Secured Party (which appointment is coupled with an interest) as its true and lawful attorney-in-fact with full power and authority and in the place and stead of the Company and in the name of the Company or in his own name, from time to time, in the Secured Party's discretion, for the purpose upon the occurrence of an Event

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of Default of  executing  and filing  such  assignment  of the  Collateral,  and executing on behalf and in the name of the Company any and all instruments and documents and to take any and all appropriate action in furtherance of the foregoing.

9. Use of Income. Until the occurrence of an Event of Default, the Company reserves the right to receive all income and royalties from the Collateral.

10. Termination. This Agreement shall terminate at such time as all of the Obligations shall have been indefeasibly fully paid and satisfied and, until such time, the Secured Party shall retain all security in the Collateral held by it hereunder.

11. Binding Effect. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Secured Party and his heirs, executors, administrators, successors and assigns.

12. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given
(i) on the same day if given by personal delivery, (ii) on the following business day if given by telecopier with confirmation of receipt, or (iii) on the following business day if given by nationally recognized overnight air courier, in each case addressed to the party to be notified at:

               110 Little Falls Road
               Fairfield, New Jersey, 07004,
               Attention: Warren P. Levy, President
               Facsimile: 973-227-6088

or at such other address as such party may designate by ten days' advance written notice given hereunder to any other party.

13. Waiver. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by the Secured Party and then only to the extent therein set forth.

14. Modifications and Amendments. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. This Agreement may not be changed, modified or amended orally, but only by a writing signed by all parties hereto.

15. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed on the day and year first above written.



                                    UNIGENE LABORATORIES, INC.


                                    By: /s/ Ronald S. Levy
                                        ---------------------------------------
                                        Name:  Ronald S. Levy
                                        Title: Executive Vice President


                                        /s/ Jay Levy
                                        ---------------------------------------
                                        JAY LEVY